               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                               SEMI-ANNUAL REPORT

Dear Investor:

PERFORMANCE

The Transamerica Fund B declined -16.19% compared to the S&P 500 decline of -13.40% for the 2nd Quarter of 2002. Growth portfolios continue to struggle relative to the broad market indexes as both P/E multiples and earnings have contracted materially.

PORTFOLIO COMMENTS

The Portfolio's performance in the 2nd Quarter of 2002 was particularly impacted by weakness in the financial services, media, and technology sectors. Our financial services investments are impacted by declines in the market as they derive a portion of their revenues based on the assets they have under management. Media investments were particularly impacted after the WorldCom accounting problems due to "guilt by association." We believe our media investments, which include Cox Communications, Liberty Media, Clear Channel Communications, and Echostar Communications are very high quality media franchises and should recover as investor confidence returns.

On the positive side, our investments in transaction processing and transportation logistics did very well for us. Credit and debit card transactions continue to grow and First Data and Concord EFS continue to show remarkable earnings growth in lieu of a very difficult economy. In transportation logistics, UPS and Expeditors International have produced decent earnings results given the inherent cyclical nature of their business. Finally, our investment in Moody's Corp. has been nothing short of superb in a bear market, appreciating over 70% from our original purchase price. Generally speaking, we do not invest in derivatives for this portfolio.

MARKET OUTLOOK

Certainly, it would be easy to get discouraged after 2 1/2 years of negative stock market returns. It's almost unprecedented. There are only three other periods in stock market history since 1929 where there have been consecutive years of negative returns--1929-1932, 1939-1941, and 1973-1974. However, following these negative periods, the stock market turned in an average 5-year compounded annual return of over 17%. Assuming 2002 is another negative year for the stock market, the 2000-2002 period will mark three straight years of negative returns. There are good reasons to believe, though, that the stock market will right itself as the self-correcting mechanisms of a free economy are already at work. Capital allocation will improve and profits and cash flow will follow. We believe we own companies that not only will catch the next economic recovery, but will get more than their fair share as they tend to be the preeminent company in their industry.

                                            /s/ Gary U. Rolle

                                             Gary U. Rolle
                                             President and
                                             Chairman, Board of Managers
                                             Transamerica Occidental's
                                             Separate Account Fund B

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. VALUE WILL FLUCTUATE; CAN LOSE PRINCIPAL.

                       TABLE OF ACCUMULATION UNIT VALUES

                                 Accumulation
        End of Quarter            Unit Value
        --------------           ------------
June, 1992.....................    4.798707
September, 1992................    4.981578
December, 1992.................    5.580041
March, 1993....................    5.893141
June, 1993.....................    6.139891
September, 1993................    6.868266
December, 1993.................    6.851062
March, 1994....................    6.629959
June, 1994.....................    6.325672
September, 1994................    6.905430
December, 1994.................    7.364882
March, 1995....................    8.376121
June, 1995.....................    9.806528
September, 1995................   11.275672
December, 1995.................   11.163517
March, 1996....................   11.495829
June, 1996.....................   12.356950
September, 1996................   13.007681
December, 1996.................   14.289273
March, 1997....................   14.574090
June, 1997.....................   18.948025

                                 Accumulation
        End of Quarter            Unit Value
        --------------           ------------
September, 1997................   22.762719
December, 1997.................   20.822981
March, 1998....................   24.769837
June, 1998.....................   26.122076
September, 1998................   24.532238
December, 1998.................   31.039623
March, 1999....................   36.274720
June, 1999.....................   36.182643
September, 1999................   33.766134
December, 1999.................   43.812753
March, 2000....................   49.902772
June, 2000.....................   46.517366
September, 2000................   45.550563
December, 2000.................   38.753772
March, 2001....................   32.935996
June, 2001.....................   34.566512
September, 2001................   27.939022
December, 2001.................   31.800123
March, 2002....................   31.249545
June, 2002.....................   26.102110

The table above covers the period from December, 1991, to June, 2002. The results shown should not be considered a representation of the gain or loss which may be realized from an investment made in the Fund today.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            PORTFOLIO OF INVESTMENTS

                           JUNE 30, 2002 (UNAUDITED)

Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------
          BANKING (6.79%)
55,000    Northern Trust Corp..................... $ 2,423,300
60,000    State Street Corp.......................   2,682,000
                                                   -----------
                                                     5,105,300
                                                   -----------
          BASIC INDUSTRY (3.49%)
70,000    Pharmacia Corporation...................   2,621,500
                                                   -----------
          BROKERAGE (2.98%)
200,000   Charles Schwab Corporation..............   2,240,000
                                                   -----------
          COMMUNICATIONS (16.90%)
70,000    Clear Channel Communications*...........   2,241,400
75,000    ComCast Corp............................   1,788,000
85,000    Cox Communications Inc*.................   2,341,750
100,000   Echostar Communications.................   1,856,000
90,000    Moody's Corporation.....................   4,477,500
                                                   -----------
                                                    12,704,650
                                                   -----------
          CONSUMER CYCLICAL (18.80%)
250,000   Liberty Media Corp......................   2,500,000
40,000    Marriott International..................   1,522,000
110,000   Radioshack Corporation..................   3,306,600
110,000   Robert Half Intl Inc*...................   2,563,000
60,000    Walgreen Company........................   2,317,800
35,000    Wal-Mart Stores.........................   1,925,350
                                                   -----------
                                                    14,134,750
                                                   -----------

Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------
          CONSUMER NON CYCLICAL (6.86%)
40,000    Allergan Inc............................ $ 2,670,000
 3,500    Rite Aid Corp*..........................       8,225
85,000    Safeway, Inc*...........................   2,481,150
                                                   -----------
                                                     5,159,375
                                                   -----------
          NON-CAPTIVE FINANCE (6.20%)
70,000    MBNA Corp...............................   2,314,900
75,000    Paychex Inc.............................   2,346,750
                                                   -----------
                                                     4,661,650
                                                   -----------
          OTHER INDUSTRY (5.73%)
130,000   Expeditors Intl Washington IN...........   4,310,800
                                                   -----------
          TECHNOLOGY (23.35%)
110,000   Concord EFS Inc*........................   3,315,400
168,000   First Data Corp.........................   6,249,600
100,000   Intel Corp..............................   1,827,000
70,000    Microsoft Corp*.........................   3,829,000
85,000    QUALCOMM Inc............................   2,336,650
                                                   -----------
                                                    17,557,650
                                                   -----------
          TRANSPORTATION (4.93%)
60,000    United Parcel Service...................   3,705,000
                                                   -----------
                                                    72,200,675
          TOTAL COMMON STOCK (96.02%).............
                                                   ===========
                                                     2,991,987
          Cash, Cash Equivalents and Receivables
           Less Liabilities (3.98%)...............
                                                   -----------
                                                   $75,192,662
          NET ASSETS (100.00%)....................
                                                   ===========

------------

(1) Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities.

 *  Indicates non-income producing stocks.

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                      STATEMENT OF ASSETS AND LIABILITIES

                           JUNE 30, 2002 (UNAUDITED)

ASSETS:
Investments in common stock -- at market value (cost
  $71,478,636)..............................................    $72,200,675
Cash and cash equivalents...................................      3,037,099
Dividends and interest receivable...........................         32,335
                                                                -----------
     TOTAL ASSETS...........................................     75,270,109
LIABILITIES:
Due to Transamerica Occidental's general account............         77,447
                                                                -----------
NET ASSETS..................................................    $75,192,662
                                                                ===========
Net assets attributed to variable annuity
  contractholders -- 2,880,712 units at $26.10211 per
  unit......................................................    $75,192,662
                                                                ===========

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                For the
                                                              period ended       Year ended
                                                                June 30,        December 31,
                                                                  2002              2001
                                                              ------------      ------------
Net investment loss.........................................  $   (376,671)     $   (879,229)
Net realized gain/loss from security transactions...........    (2,266,256)       (5,598,250)
Net change in unrealized appreciation/depreciation on
  investments...............................................   (13,850,781)      (15,197,287)
                                                              ------------      ------------
Net decrease in net assets resulting from operations........   (16,493,708)      (21,674,766)
Variable annuity deposits (net of sales and administration
  expenses and applicable state premium taxes)..............        38,007            48,914
Payments to Contract Owners:
  Annuity payments..........................................       (12,847)          (31,298)
  Terminations and withdrawals..............................    (1,697,293)       (2,325,766)
                                                              ------------      ------------
Total decrease in net assets................................   (18,165,841)      (23,982,916)
Balance at beginning of period..............................    93,358,503       117,341,419
                                                              ------------      ------------
Balance at end of period....................................  $ 75,192,662      $ 93,358,503
                                                              ============      ============

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            STATEMENT OF OPERATIONS

                                 JUNE 30, 2002

NET INVESTMENT LOSS
  INCOME:
     Dividends..............................................  $    165,595
     Interest...............................................         3,209
                                                              ------------
       Total investment income..............................       168,804
                                                              ------------
  EXPENSES:
     Investment management services.........................       125,878
     Mortality and expense risk charges.....................       419,597
                                                              ------------
       Total expenses.......................................       545,475
                                                              ------------
  Net investment loss.......................................      (376,671)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss from security transactions..............    (2,266,256)
  Net change in unrealized appreciation/depreciation on
     investments............................................   (13,850,781)
                                                              ------------
  Net realized and unrealized loss on investments...........   (16,117,037)
                                                              ------------
       Net decrease in net assets resulting from
        operations..........................................  $(16,493,708)
                                                              ============

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- SIGNIFICANT ACCOUNTING POLICIES

     Transamerica Occidental's Separate Account Fund B (the Fund) is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund's investment objective is long-term capital growth.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as additional information becomes known which could impact the amounts reported and disclosed herein.

Investment in Common Stock

     Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. The cost of securities purchased (excluding short-term investments) and proceeds from sales aggregated $10,646,950 and $13,867,639, respectively, in June 2002. The Fund had gross unrealized gains of $13,718,247 and gross unrealized losses of $11,690,789 at June 30, 2002 related to these investments. Realized gains and losses on investments are determined using the average cost method.

Cash Equivalents

     Cash equivalents consist of money market funds invested daily from excess cash balances on deposit.

Federal Income Taxes

     Operations of the Fund form a part of, and are taxed with, those of Transamerica Occidental Life Insurance Company (Transamerica Occidental Life), which is taxed as a "life insurance company" under the Internal Revenue Code. Under the current Internal Revenue Code law, the investment income of the Fund, including realized and unrealized capital gains is not taxable to Transamerica Occidental Life as long as the earnings are credited under the Contract. Accordingly, no provision for Federal income taxes has been made.

Expenses

     The value of the Fund has been reduced by charges on each valuation date for investment management services on the basis of an annual rate of 0.3% and mortality and expense risks on the basis of an annual rate of 1.0%. These charges are paid to Transamerica Occidental Life.

Other

     The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B -- TRANSAMERICA OCCIDENTAL LIFE INVESTMENT

     As of June 30, 2002, Transamerica Occidental Life had deposited $2,000,000 (current fund value of $55,792,137) in the Fund under an amendment to the California Insurance Code which permits domestic life insurers to allocate amounts to such accounts. Transamerica Occidental Life is entitled to withdraw all but $100,000 of its proportionate share of the Fund, in whole or in part, at any time.

NOTE C -- INVESTMENT ADVISORY ARRANGEMENTS

     No remuneration was paid during 2002 by Transamerica Occidental's Separate Account Fund B to any member of the Board of Managers or officer of Fund B or any affiliated person of such members or officers.

     At a December board meeting, the Fund B Board of Managers approved, effective December 31, 2001, a change in Fund B's investment adviser from Transamerica Investment Management LLC to AEGON/Transamerica Fund Advisers, Inc. and a change in the sub-adviser from Transamerica Investment Services to Transamerica Investment Management LLC. Also, the Board of Managers nominated the current directors of AEGON/Transamerica Series Fund, Inc. (ATSF) to the Board of Managers for Fund B, subject to shareholder approval which is scheduled for April 17, 2002. The resignation of the current Board of Managers will become effective upon the election of the ATSF directors.

FINANCIAL HIGHLIGHTS

     Selected data for an accumulation unit outstanding throughout each period are as follows:

                                             Period Ended
                                               June 30,
                                                 2002         2001       2000       1999       1998
                                             ------------    -------    -------    -------    -------
Investment income..........................    $ 0.058       $ 0.141    $ 0.096    $ 0.097    $ 0.098
Expenses...................................      0.188         0.436      0.598      0.456      0.328
                                               -------       -------    -------    -------    -------
Net investment loss........................     (0.130)       (0.295)    (0.502)    (0.359)    (0.230)
Net realized and unrealized gain (loss) on
  investments..............................     (5.568)       (6.659)    (4.558)    13.132     10.447
                                               -------       -------    -------    -------    -------
    Net increase (decrease) in accumulation
      unit value...........................     (5.698)       (6.954)    (5.059)    12.773     10.217
Accumulation unit value:
  Beginning of period......................     31.800        38.754     43.813     31.040     20.823
                                               -------       -------    -------    -------    -------
  End of period............................    $26.102       $31.800    $38.754    $43.813    $31.040
                                               =======       =======    =======    =======    =======
Ratio of expenses to average accumulation
  fund balance.............................       1.27 %        1.29 %     1.33 %     1.29 %     1.32 %
Ratio of net investment loss to average
  accumulation fund balance................      (0.88)%       (0.87)%    (1.12)%    (1.02)%    (0.92)%
Portfolio turnover.........................      12.65 %       58.91 %    49.87 %    34.45 %    53.78 %
Number of accumulation units outstanding at
  end of period (000's omitted)............      2,881         2,936      3,028      3,084      3,193

          TRANSAMERICA
      OCCIDENTAL'S SEPARATE
         ACCOUNT FUND B

      MANAGERS AND OFFICERS

GARY U. ROLLE, President,
Chairman of Board
DR. JAMES H. GARRITY, Manager
PETER J. SODINI, Manager
                                                           (LOGO)
JON C. STRAUSS, Manager
WILLIAM T. MILLER, Treasurer,
Assistant Secretary
THOMAS M. ADAMS, Secretary
REGINA M. FINK, Assistant
Secretary

Distributor:

Transamerica Financial Resources,
Inc.
1150 South Olive
Los Angeles, California
90015-2211
Tel. (800) 245-8250

                                             TRANSAMERICA
Custodian:

Mellon Bank Securities Trust
                                             OCCIDENTAL'S
1 Mellon Bank Ctr.
Pittsburgh, PA 15258                         SEPARATE
Tel. (800) 234-6356
                                             ACCOUNT FUND B

                                             SEMI-ANNUAL
Transamerica Occidental
Life Insurance Company
                                             FINANCIAL
Annuity Service Center
4333 Edgewood Road NE
                                             REPORT
Cedar Rapids, IA 52499

877-717-8861

              (LOGO)

                                             JUNE 30, 2002

Must be preceded by a current Separate
Account B prospectus.

TFM 1036 Ed. 2-98